                                                                      Exhibit 24

                               POWER OF ATTORNEY

       KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints each of Hakan L. Orvell, Carol Anne Huff and Brian P.
Golson, signing singly, as the undersigned's true and lawful attorney-in-fact, with full power and authority as hereinafter described on behalf of and in the name, place and stead of the undersigned to:

(1)    prepare, execute in the undersigned's name and on the undersigned's behalf, and submit to the U.S. Securities and Exchange Commission
       (the "SEC") a Form ID (including any amendments thereto) and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required under Section 16 and Section 13 of the Securities Exchange Act
       of 1934, as amended (the "Exchange Act"), or any rule or regulation of the SEC;

(2)    prepare, execute, acknowledge, deliver and file Forms 3, 4 and 5 and
       Schedules 13D or 13G (including any amendments thereto) with respect to the securities of Performant Financial Corporation, a Delaware corporation (the "Company"), with the SEC, any national securities exchanges and the Company, as considered necessary or advisable under
       Section 16(a) and Section 13 of the Exchange Act and the rules and regulations promulgated thereunder;

(3)    seek or obtain, as the undersigned's representative and on the undersigned's behalf, information on transactions in the Company's securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to the undersigned and approves and ratifies any such release of information; and

(4)    perform any and all other acts which in the discretion of such attorneys-in-fact are necessary or desirable for and on behalf of the undersigned in connection with the foregoing.

The undersigned acknowledges that:

(1)    this Power of Attorney authorizes, but does not require, each such attorney-in-fact to act in his or her discretion on information provided to such attorney-in-fact without independent verification of such information;

(2)    any documents prepared and/or executed by any of the attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney will be in such form and will contain such information and disclosure as such attorney-in-fact, in his or her discretion, deems necessary or desirable;

(3)    neither the Company nor any of the attorneys-in-fact assumes (i) any liability for the undersigned's responsibility to comply with the requirements of the Exchange Act, (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii) any obligation or liability of the undersigned for profit disgorgement under Section 16
       (b) of the Exchange Act; and

(4)    this Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under the Exchange Act, including without limitation the reporting requirements under Section 16 and Section 13 of the Exchange Act.

       The undersigned hereby gives and grants each of the foregoing attorneys-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the foregoing matters as fully to all intents and purposes as the undersigned might or could do if present, with full power of substitution and revocation, hereby ratifying all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, of, for and on behalf of the undersigned, shall lawfully do or cause to be done by virtue of this Power of Attorney.

       This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 and Schedules 13D or
13G with respect to the undersigned's holdings of and transactions in the
Company's securities, unless earlier revoked by the undersigned in a signed writing delivered to each of such attorneys-in-fact.

       IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 9th day of August, 2012.

PARTHENON INVESTORS II, L.P.

By: PCAP Partners II, LLC
Its: General Partner

    By: PCAP II, LLC
    Its: Managing Member

        By: PCP Managers, LLC
        Its: Managing Member

            By: /s/ Brian P. Golson
               --------------------------
            Name:  Brian P. Golson
            Its:  Managing Member

PCAP PARTNERS II, LLC

By: PCAP II, LLC
Its: Managing Member

    By: PCP Managers, LLC
    Its: Managing Member

        By: /s/ Brian P. Golson
           --------------------------
        Name:  Brian P. Golson
        Its:  Managing Member

PCAP II, LLC

By: PCP Managers, LLC
Its: Managing Member

    By: /s/ Brian P. Golson
       --------------------------
    Name:  Brian P. Golson
    Its:  Managing Member

PCP MANAGERS, LLC

By: /s/ Brian P. Golson
   --------------------------
Name:  Brian P. Golson
Its:  Managing Member

By: /s/ David J. Ament
   --------------------------
Name:  David J. Ament